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Exhibit 21.1

SUBSIDIARIES OF HUNTSMAN LLC

NAME	JURISDICTION OF INCORPORATION/ORGANIZATION
Huntsman (Argentina) S.r.l.	Argentina
Huntsman Building Products, LLC	Armenia
Chemical Australia Property Trust	Australia
CP Manufacturing Pty Limited	Australia
Felgray Pty Limited	Australia
HCPH Holdings Pty Limited	Australia
Huntcon Pty Limited	Australia
Huntsman Australia R&D Pty Limited	Australia
Huntsman Chemical Australia Holdings Pty Limited	Australia
Huntsman Chemical Australia Unit Trust	Australia
Huntsman Chemical Company Australia (Holdings) Pty Limited	Australia
Huntsman Chemical Company Australia Pty Limited	Australia
Huntsman Chemical Company Australia (Sales) Pty Limited	Australia
Huntsman Corporation Australia Pty Limited	Australia
Huntsman Polyurethanes (Australia) Pty Limited	Australia
Hydrocarbon Products Pty Limited	Australia
Mokpo Pty Limited	Australia
Polystyrene Australia Pty Limited	Australia
Polystyrene Australia Unit Trust	Australia
Revinex Australia Pty Limited	Australia
Wenblue Pty Limited	Australia
Huntsman (Belgium) BVBA	Belgium
Huntsman Corporation Belgium, B.V.B.A.	Belgium
Huntsman (Europe) BVBA	Belgium
Tioxide Europe NV/SA	Belgium
Huntsman (Brasil) Ltda.	Brazil
Huntsman do Brasil Participacoes Ltda.	Brazil
Huntsman Chemical Company of Canada, Inc.	Canada
Huntsman Corporation Canada Inc.	Canada
Huntsman International Canada Corporation	Canada
Tioxide Canada Inc.	Canada
Tioxide Americas Inc.	Cayman Islands
Huntsman Advanced Materials (Guangdong) Company Limited	China
Huntsman Chemical Trading (Shanghai) Ltd.	China
Huntsman International (Hong Kong) Ltd.	China (Hong Kong)
Huntsman Polyurethanes (China) Limited	China
Huntsman Polyurethanes Shanghai Ltd.	China
Shanghai Liengheng Isocyanate Company Ltd.	China
Huntsman Colombia Limitada	Colombia
Huntsman (Czech Republic) Spol.sr.o	Czech Republic
Huntsman Saint Mihiel SAS	France
Huntsman Surface Sciences France SAS	France
Tioxide Europe SAS	France
SASOL-HUNTSMAN GmbH & Co. KG	Germany
SASOL-HUNTSMAN Verwaltungs-GmbH	Germany
Huntsman (Germany) GmbH	Germany

Huntsman International Trading Deutschland GmbH	Germany
HUNTSMAN Verwaltungs GmbH	Germany
IRO Chemie Verwaltungsgesellschaft mbH	Germany
Tioxide Europe GmbH	Germany
Huntsman Corporation Hungary Vegyipari Termelö-Fejlesztõ Részvénytársaság	Hungary
Huntsman International (India) Private Limited	India
PT Huntsman Indonesia	Indonesia
Huntsman Italian Receivables Finance S.r.l.	Italy
Huntsman (Italy) Srl	Italy
Huntsman Patrica S.r.l.	Italy
Huntsman Surface Sciences Italia S.r.l.	Italy
Sintesi S.r.l.	Italy
Tioxide Europe Srl	Italy
Y.K. Huntsman Japan	Japan
Huntsman (Korea) Yuhan Hoesa	Korea
Pacific Iron Products Sdn Bhd	Malaysia
Tioxide (Malaysia) Sdn Bhd	Malaysia
Huntsman de Mexico, S.A. de C.V.	Mexico
Huntsman International de Mexico S. De R.L. de C.V.	Mexico
Huntsman Servicios Mexico S. de R.L. de C.V.	Mexico
BASF Huntsman Shanghai Isocyanate Investment BV	The Netherlands
Chemical Blending Holland BV	The Netherlands
Eurogen C.V.	The Netherlands
Huntsman (Canadian Investments) BV	The Netherlands
Huntsman Chemical Trading (Shanghai) Holdings BV	The Netherlands
Huntsman China Investments BV	The Netherlands
Huntsman Holland B.V.	The Netherlands
Huntsman Holland Iota B.V.	The Netherlands
Huntsman Investments (Netherlands) B.V.	The Netherlands
Huntsman MA Investments (Netherlands) C.V.	The Netherlands
Huntsman (Netherlands) B.V.	The Netherlands
Huntsman (Saudi Investments) B.V.	The Netherlands
Huntsman Shanghai China Investment BV	The Netherlands
Steamelec B.V.	The Netherlands
Chemplex (NZ) Holdings Limited	New Zealand
Huntsman Chemical Company New Zealand Limited	New Zealand
Huntsman (Poland) Sp.zo.o	Poland
Arabian Polyol Company Limited	Saudi Arabia
Gulf Advanced Chemical Industries Company Limited	Saudi Arabia
Huntsman (Asia Pacific) Pte Limited	Singapore
Huntsman (Singapore) Pte Limited	Singapore
Huntsman Investments South Africa (Propriety) Limited	South Africa
Tioxide Southern Africa (Pty) Limited	South Africa
Huntsman Surface Sciences Iberica, S.L.	Spain
Oligo SA	Spain
Tioxide Europe S.L.	Spain
Huntsman Norden AB	Sweden
Huntsman (Taiwan) Limited	Taiwan
Huntsman (Thailand) Limited	Thailand
Tioxoide Europe Titanium Pigmentleri Ticaret Ltd. Sirketi	Turkey

Huntsman Corporation UK Limited	United Kingdom
Huntsman Europe Limited	United Kingdom
Huntsman (Holdings) UK	United Kingdom
Huntsman International Europe Limited	United Kingdom
Huntsman Nominees (UK) Limited	United Kingdom
Huntsman Petrochemicals (UK) Limited	United Kingdom
Huntsman Polyurethanes Sales Limited	United Kingdom
Huntsman Polyurethanes (UK) Limited	United Kingdom
Huntsman Polyurethanes (UK) Ventures Limited	United Kingdom
Huntsman Surface Sciences Overseas Limited	United Kingdom
Huntsman Surface Sciences UK Limited	United Kingdom
Huntsman Trustees Limited	United Kingdom
Huntsman (UK) Limited	United Kingdom
Tioxide Europe Limited	United Kingdom
Tioxide Group	United Kingdom
Tioxide Overseas Holdings Limited	United Kingdom
Eurofuels LLC	USA — Delaware
Eurostar Industries LLC	USA — Delaware
Huntsman EA Holdings LLC	USA — Delaware
Huntsman International Financial LLC	USA — Delaware
Huntsman International Holdings LLC	USA — Delaware
Huntsman International LLC	USA — Delaware
Huntsman International Trading Corporation	USA — Delaware
Huntsman Petrochemical Corporation	USA — Delaware
Huntsman Polymers Corporation (d/b/a Huntsman Polymers (Delaware) Corporation in Utah)	USA — Delaware
Huntsman Propylene Oxide Holdings LLC	USA — Delaware
Huntsman Receivables Finance LLC	USA — Delaware
Huntsman Specialty Chemicals Corporation	USA — Delaware
Huntsman Specialty Chemicals Holdings Corporation	USA — Delaware
Huntsman Styrenics Investment Holdings, L.L.C.	USA — Delaware
Huntsman Styrenics Investment, L.L.C.	USA — Delaware
Huntsman Texas Holdings LLC	USA — Delaware
JK Holdings Corporation	USA — Delaware
Louisiana Pigment Company L.P.	USA — Delaware
Petrostar Fuels LLC	USA — Delaware
Petrostar Industries LLC	USA — Delaware
Huntsman Ethyleneamines Ltd. (d/b/a Huntsman Ethyleneamines Ltd., L.P. in Illinois) (d/b/a Huntsman Ethyleneamines, L.P. in New Jersey)	USA — Texas
Huntsman Fuels, L.P.	USA — Texas
Huntsman International Fuels, L.P.	USA — Texas
Huntsman International Services Corporation	USA — Texas
Huntsman Propylene Oxide Ltd.	USA — Texas
Airstar Corporation	USA — Utah
HF II Australia Holdings Company LLC	USA — Utah
Huntsman Australia Holdings Corporation	USA — Utah
Huntsman Australia Inc.	USA — Utah
Huntsman Chemical Company LLC	USA — Utah
Huntsman Chemical Finance Corporation	USA — Utah
Huntsman Chemical Purchasing Corporation	USA — Utah

Huntsman Distribution Corporation	USA — Utah
Huntsman Enterprises, Inc.	USA — Utah
Huntsman Expandable Polymers Company, LC (d/b/a Huntsman Expandable Polymers Company, L.L.C. in Illinois and New Jersey) (d/b/a Huntsman Expandable Polymers Company LLC in New Hampshire and Texas)	USA — Utah
Huntsman Family Corporation	USA — Utah
Huntsman Group Holdings Finance Corporation (d/b/a Huntsman Holdings Finance Corporation in Texas)	USA — Utah
Huntsman Group Intellectual Property Holdings Corporation	USA — Utah
Huntsman Headquarters Corporation	USA — Utah
Huntsman International Chemicals Corporation	USA — Utah
Huntsman MA Investment Corporation	USA — Utah
Huntsman MA Services Corporation	USA — Utah
Huntsman Petrochemical Canada Holdings Corporation	USA — Utah
Huntsman Petrochemical Finance Corporation	USA — Utah
Huntsman Petrochemical Purchasing Corporation	USA — Utah
Huntsman Polymers Holdings Corporation	USA — Utah
Huntsman Polyurethane Fund I, L.L.C.	USA — Utah
Huntsman Polyurethane Fund II, L.L.C.	USA — Utah
Huntsman Polyurethane Fund III, L.L.C.	USA — Utah
Huntsman Polyurethane Fund IV, L.L.C.	USA — Utah
Huntsman Polyurethane Venture I, L.L.C.	USA — Utah
Huntsman Polyurethane Venture II, L.L.C.	USA — Utah
Huntsman Polyurethane Venture III, L.L.C.	USA — Utah
Huntsman Polyurethane Venture IV, L.L.C.	USA — Utah
Huntsman Procurement Corporation	USA — Utah
Huntsman Purchasing, Ltd.	USA — Utah
Huntsman SA Investment Corporation	USA — Utah
Huntsman Surfactants Technology Corporation	USA — Utah
Polymer Materials Inc.	USA — Utah
Rubicon LLC	USA — Utah
International Risk Insurance Company	USA — Vermont
Huntsman Corporation, C.A.	Venezuela

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SUBSIDIARIES OF HUNTSMAN LLC